UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ARK RESTAURANTS CORP.
(Name of Registrant as Specified In Its Charter)

Same
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ARK RESTAURANTS CORP.
85 Fifth Avenue
New York, New York 10003

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on March 15, 2022

To the Shareholders of
ARK RESTAURANTS CORP.
NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Ark Restaurants Corp. (the “Company”) will be held on March 15, 2022 at 10:00 A.M., New York City time, at Bryant Park Grill, located at 25 West 40th Street, New York, New York. At the Annual Meeting, you will be asked to consider and vote upon:

(1)	To elect a board of eight directors;

(2)	To approve the Ark Restaurants Corp. 2022 Stock Option Plan;

(3)	To ratify the appointment of CohnReznick LLP ("Cohn"), as independent auditors for the 2022 fiscal year; and

(4)	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on January 18, 2022, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting. All shareholders are cordially invited to attend.

 YOU ARE REQUESTED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, TO DATE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW A PREVIOUSLY SUBMITTED PROXY AND VOTE YOUR OWN SHARES AT THE MEETING.

By Order of the Board of Directors,

Anthony J. Sirica
Chief Financial Officer

New York, New York
February 4, 2022

ARK RESTAURANTS CORP.

PROXY STATEMENT
ANNUAL MEETING INFORMATION

This proxy statement contains information related to the annual meeting of shareholders of Ark Restaurants Corp., a New York corporation (“Ark” or the “Company”) to be held at Bryant Park Grill, located at 25 West 40th Street, New York, New York, at 10:00 A.M., New York City time, on March 15, 2022 and at any adjournment or adjournments thereof (the “Meeting”). This proxy statement was prepared under the direction of our Board of Directors (the “Board of Directors” or the “Board”) to solicit your proxy for use at the annual meeting. This proxy statement and proxy are being first mailed to shareholders on or about February 8, 2022.

Throughout this Proxy Statement, the terms “we,” “us,” “our” and the “Company” refer to Ark Restaurants Corp. and, unless the context indicates otherwise, our subsidiaries on a consolidated basis; and “you” and “your” refers to the shareholders of our Company.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on March 15, 2022.

This Proxy Statement, the form of proxy and the Company’s Annual Report are available at www.proxyvote.com.

Who may vote?

You may vote if you owned our common stock as of the close of business on the Record Date. Each share of your common stock is entitled to one vote on each of the proposals scheduled for vote at the Meeting. As of the Record Date, there were 3,551,566 shares of common stock outstanding and entitled to vote at the Meeting. Shares of common stock that are present during the Annual Meeting constitute shares of common stock represented "in person."

Who may attend the annual meeting?

All shareholders of record at the close of business on January 18, 2022 (the “Record Date”), or their duly appointed proxies, and our invited guests may attend the Meeting.

If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice of Internet Availability was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.

Shares of common stock held in a stockholder’s name as the stockholder of record may be voted in person at the Annual Meeting. Shares of common stock held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares.

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by submitting a proxy electronically via the Internet, by telephone or if you have requested a paper copy of these proxy materials, by returning the proxy or voting instruction card. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee.

What will I be voting on?

You will be voting on the following:

•The election of eight (8) directors for a term to expire at the next annual meeting of shareholders;
•The approval of the Ark Restaurants Corp. 2022 Stock Option Plan; and
•The ratification of the selection of CohnReznick LLP ("Cohn") as our independent registered public accounting firm for fiscal 2022.

What are the voting recommendations of the Board of Directors?

The Board of Directors recommends that you vote your shares “FOR” each of the nominees named in this proxy statement for election to the Board; “FOR” the approval of the Ark Restaurants Corp. 2022 Stock Option Plan; “FOR” the ratification of the selection of Cohn as our independent registered public accounting firm for fiscal 2022, and in accordance with the proxy holders best judgment as to any other matters raised at the annual meeting.

How do I vote?

By Mail: You may vote by completing, signing and returning the enclosed proxy card in the postage-paid envelope provided with this proxy statement. The proxy holders will vote your shares according to your directions. If you sign and return your proxy card without specifying choices, your shares will be voted by the persons named in the proxy in accordance with the recommendations of the Board of Directors as set forth in this proxy statement.

At the Meeting. You may cast your vote in person at the Meeting. Written ballots will be passed out to anyone who wants to vote in person at the meeting.

Via the Internet: You may vote by proxy via the Internet at www.proxyvote.com by following the instructions provided on the Notice of Internet Availability or proxy card. You must have the control number that is on the Notice of Internet Availability or proxy card when voting.

By Telephone: If you live in the United States or Canada, you may vote by proxy via the telephone by calling 1 (800) 690-6903. You must have the control number that is on the Notice of Internet Availability or proxy card when voting.

Even if you plan to attend the meeting, you are encouraged to vote your shares by proxy. You may still vote your shares in person at the Meeting even if you have previously voted by proxy. If you are present at the Meeting and desire to vote in person, your vote by proxy will not be used.

What if I hold my shares in “street name”?

You should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by telephone or the Internet to your broker or nominee. If you provide specific voting instructions by mail, telephone or the Internet, your broker or nominee will vote your shares as you have directed.

Can I change my mind after I vote?

Yes. If you are a shareholder of record, you may change your vote or revoke your proxy at any time before it is voted at the Meeting by:

•signing another proxy card with a later date and returning it to us prior to the Meeting;
•giving written notice of revocation to Ark Restaurants Corp., Attention: Treasurer, 85 Fifth Avenue, New York, NY 10003; or
•attending the Meeting and voting in person.

If you hold your shares in street name, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote in person at the Meeting if you obtain a legal proxy from your broker, bank or other nominee.

Who will count the votes?

A representative of our Transfer Agent will count the votes and will serve as the independent inspector of elections.

Will my shares be voted if I do not provide my proxy?

If you are the shareholder of record and you do not vote or provide a proxy, your shares will not be voted.

Under the rules of various national and regional securities exchanges, brokers may generally vote on certain, limited “routine” matters, but cannot vote on non-routine matters, such as the non-contested election of directors or an amendment to the Articles of Incorporation or the adoption or amendment of a stock option plan, unless they have received voting instructions from the person for whom they are holding shares. If your broker does not receive instructions from you on how to vote particular shares on matters on which your broker does not have discretionary authority to vote, your broker will return the proxy form to us, indicating that he or she does not have the authority to vote on these matters. This is generally referred to as a “broker non-vote” and will affect the outcome of the voting as described below, under “What vote is required to approve each proposal?” Therefore, we encourage you to provide directions to your broker as to how you want your shares voted on all matters to be brought before the meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures. This ensures that your shares will be voted at the meeting.

How many votes must be present to hold the meeting?

A majority of the outstanding shares entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum. Shares of common stock represented in person or by proxy, including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval, will be counted for purposes of determining whether a quorum is present.

What vote is required to approve each proposal?

In accordance with our bylaws, the nominees for director receiving the highest number of votes cast in person or by proxy at the Meeting (also referred to as a plurality of the votes cast) will be elected. Broker non-votes will not be counted as entitled to vote, but will count for purposes of determining whether or not a quorum is present on the matter. The affirmative vote of a majority of the shares represented in person or by proxy at the annual meeting is required for the proposal to approve the 2022 Stock Option Plan and approval of the proposal to ratify the appointment of Cohn for fiscal 2022. If you mark your proxy to withhold your vote for a particular nominee on your proxy card, your vote will not count either “for” or “against” the nominee. Therefore, a broker non-vote has no effect on the proposals provided herein to be voted on at the Meeting. Shares that abstain from voting as to a particular matter will not be counted as votes in favor of such matter, and also will not be counted as votes cast or shares voting on such matter. Accordingly, abstentions will not be included in vote totals and will not affect the outcome of the voting for any of the proposals.

Our directors, director-nominees and executive officers own, directly or indirectly, approximately 40.1% of the voting power entitled to be cast at the Meeting. We anticipate that these directors and executive officers will cast all of their votes in favor of each of the proposals being considered at the Meeting. Shareholders are not entitled to dissenter’s rights of appraisal with respect to any of the proposals.

Who will pay for this proxy solicitation?

We will bear the cost of preparing, assembling and mailing the proxy material and of reimbursing brokers, nominees, fiduciaries and other custodians for out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of our shares. A few of our officers and employees may participate in the solicitation of proxies without additional compensation.

Will any other matters be voted on at the Meeting?

As of the date of this proxy statement, our management knows of no other matter that will be presented for consideration at the Meeting other than those matters discussed in this proxy statement. If any other matters properly come before the Meeting and call for a vote of shareholders, validly executed proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors, or, in the absence of such a recommendation, in accordance with the judgment of the proxy holders.

What are the deadlines for stockholder proposals for next year’s Meeting?

Stockholders may submit proposals on matters appropriate for stockholder action at future annual meetings by following the rules of the Securities and Exchange Commission. Proposals intended for inclusion in next year’s proxy statement and proxy card must be received by not later than October 15, 2022. All proposals and notifications should be addressed to Ark Restaurants Corp., Attention: Treasurer, 85 Fifth Avenue, New York, NY 10003. Any such shareholder proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Where can I find the voting results?

The preliminary voting results will be announced at the Meeting. The final results will be published in a current report on Form 8-K filed within four (4) business days after the Meeting.

What is the Company’s website address?

Our website address is www.arkrestaurants.com. We make this proxy statement, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act available on our website in the Investors section, as soon as reasonably practicable after electronically filing such material with the United States Securities and Exchange Commission (“SEC”).

This information is also available free of charge at the SEC’s website located at www.sec.gov. Shareholders may also read and copy any reports, statements and other information filed by us with the SEC at the SEC public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

The references to our website address and the SEC’s website address do not constitute incorporation by reference of the information contained in these websites and should not be considered part of this document.

 CORPORATE GOVERNANCE; DIRECTOR AND COMMITTEE INFORMATION

Corporate Governance

We seek to follow best practices in corporate governance in a manner that is in the best interests of our business and stockholders. Our current corporate governance principles, including the Code of Ethics and the charters of each of the Audit Committee and Nominating and Governance Committee are all available under Investors – Corporate Governance on our website at www.arkrestaurants.com. We are in compliance with the corporate governance requirements imposed by the Sarbanes-Oxley Act, the Securities and Exchange Commission and the NASDAQ Marketplace Rules. We will continue to modify our policies and practices to meet ongoing developments in this area. Aspects of our corporate governance principles are discussed throughout this Proxy Statement.

Director Independence

The Board has determined that each of the following directors is an “independent director” as such term is defined in NASDAQ Marketplace Rule 4200(a)(15): Bruce R. Lewin, Marcia Allen, Steven Shulman, Arthur Stainman and Stephen Novick. The Company does not utilize any other definition or criteria for determining the independence of a director or nominee, and no other transactions, relationships, or other arrangements exist to the Board’s knowledge or were considered by the Board, other than as may be discussed herein, in determining any such director’s or nominee’s independence.

Board and Committee Meeting Attendance

During the past fiscal year, the Board held four meetings. Each member of the Board attended at least 75% of the meetings of the Board and committees on which he or she served. Independent directors met twice last year in executive session without management present.

Board Committees

The Board has delegated various responsibilities and authority to different Board committees. The Board has three standing committees: the Compensation Committee, the Audit Committee and the Nominating and Corporate Governance Committee. The Board has appointed only independent directors to such committees. The members of each committee are appointed by the Board and serve one-year terms. Committees regularly report on their activities and actions to the full Board of Directors. Each committee has a written charter adopted by the Board of Directors under which it operates.

Compensation Committee

Mr. Stainman (Chairperson), Mr. Shulman and Ms. Allen currently serve as members of the Compensation Committee of the Board. The Compensation Committee (i) oversees and sets the compensation and benefits arrangements of our Chief Executive Officer and certain other executives; (ii) provides a general review of, and makes recommendations to, the Board of Directors or to our shareholders with respect to our cash-based and equity-based compensation plans; and (iii) implements, administers, operates and interprets our equity-based and similar compensation plans to the extent provided under the terms of such plans. The Compensation Committee has the authority to make decisions respecting CEO and executive officer compensation matters, including employment and severance contracts, salary, compensation awards and bonuses, among other things, and has the right to retain and terminate compensation consultants, legal counsel and other advisors to assist the committee with its functions. The Committee may delegate authority to subcommittees of the Compensation Committee or to executive officers (with respect to compensation determinations for non-executive officers), as well as delegate authority to the Company’s CEO to approve options to employees (who are not directors or executive officers) of the Company or of any subsidiary of the Company, subject to certain quantity, time and price limitations.

The Board of Directors adopted a written charter under which the Compensation Committee operates. The Board of Directors reviews and assesses the adequacy of the charter of the Compensation Committee on an annual basis. The Board of Directors has determined that all of the members of the Compensation Committee meet the independence criteria for compensation committees and have the qualifications set forth in the listing standards of NASDAQ.

The Compensation Committee held one meeting in fiscal 2021.

Audit Committee

Messrs. Lewin (Chairperson) and Stainman and Ms. Allen currently serve as members of the Audit Committee of the Board of Directors. The Audit Committee is responsible for, among other things, engaging the independent auditors, receiving and reviewing the recommendations of the independent auditors, reviewing consolidated financial statements of the Company, meeting periodically with the independent auditors and Company personnel with respect to the adequacy of internal accounting controls, resolving potential conflicts of interest and reviewing the Company’s accounting policies.

The Board of Directors has determined that all of the members of the Audit Committee meet the independence criteria for audit committees and have the qualifications set forth in the listing standards of NASDAQ and Rule 10A-3 under the Exchange Act.

The Board of Directors has also designated Ms. Allen as an audit committee financial expert within the meaning of Item 401(h) of Regulation S-K under the Exchange Act and the Board of Directors has determined that she has the financial sophistication required under the listing standards of NASDAQ.

The Board of Directors adopted a written charter under which the Audit Committee operates. The Board of Directors reviews and assesses the adequacy of the charter of the Audit Committee on an annual basis.

The Audit Committee held four meetings during fiscal 2021.

Nominating and Corporate Governance Committee

Messrs. Novick (Chairperson), Stainman and Lewin currently serve as members of the Nominating and Corporate Governance Committee of the Board. The Board of Directors adopted a written charter under which the Nominating and Corporate Governance Committee operates. The Nominating and Corporate Governance Committee approved the nomination of the candidates reflected in Proposal One, which candidates were approved by the Board of Directors.

The duties of the Nominating and Corporate Governance Committee are to recommend to the Board nominees to the Board of Directors and its standing committees. Although the Nominating and Corporate Governance Committee has not established minimum qualifications for director candidates, it will consider, among other factors:

•Judgment
•Skill
•Diversity
•Experience with businesses and other organizations of comparable size
•The interplay of the candidate's experience with the experience of other Board members
•The extent to which the candidate would be a desirable addition to the Board and any committee of the Board

The Nominating and Corporate Governance Committee will consider all director candidates recommended by stockholders. Any stockholder who desires to recommend a director candidate may do so in writing, giving each recommended candidate’s name, biographical data and qualifications, by mail addressed to the Chairman of the Nominating and Corporate Governance Committee, in care of Ark Restaurants Corp., 85 Fifth Avenue, New York, New York 10003. Members of the Nominating and Corporate Governance Committee will assess potential candidates on a regular basis.

The Nominating and Corporate Governance Committee held one meeting fiscal 2021.

There are no family relationships among any of the directors or executive officers (or any nominee therefor) of the Company, and no arrangements or understandings exist between any director or nominee and any other person pursuant to which such director or nominee was or is to be selected with respect to the election of directors. No director or executive officer (or any nominee therefor or any associate thereof) has any substantial interest, direct or indirect, by security holdings or otherwise, in any proposal or matter to be acted upon at the Meeting (other than the election of directors). There are no events or legal proceedings material to an evaluation of the ability or integrity of any director or executive officer, or any nominee therefor, of the Company. Moreover, no director or executive officer of the Company, nor any nominee, is a party adverse to the Company or has a material interest adverse to the Company in any legal proceeding.

Stockholder Communications

The Board welcomes communications from stockholders, which may be sent to the entire Board at the principal business address of the Company, Ark Restaurants Corp., 85 Fifth Avenue, New York, New York 10003, Attn: Treasurer. Security holder communications are initially screened to determine whether they will be relayed to Board members. Once the decision has been made to relay such communications to Board members, the Secretary will release the communication to the Board on the next business day. Communications that are clearly of a marketing nature, or which are unduly hostile, threatening, illegal or similarly inappropriate will be discarded and, if warranted, subject to appropriate legal action.

Recognizing that director attendance at the Company’s annual meetings of stockholders can provide stockholders with an opportunity to communicate with members of the Board of Directors, it is the policy of the Board of Directors to encourage, but not require, the members of the Board to attend such meetings.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Amended and Restated Certificate of Incorporation provides that the number of directors constituting the Board of Directors shall not be fewer than three nor more than 15, with the exact number to be fixed by a resolution adopted by the affirmative vote of a majority of the Board. The Board of Directors has fixed the number of directors at eight, following Paul Gordon’s resignation as a director on July 28, 2021. The term of office of each director is one year, commencing at this annual meeting and ending at the annual meeting of shareholders to be held in 2023. Each director elected will continue in office until he resigns or until a successor has been elected and qualified. Stockholders cannot vote or submit proxies for a greater number of persons than the eight nominees named in this Proposal One.

Each of the nominees named below is at present a director of the Company and has consented to serve if elected. If any nominee should be unable to serve or will not serve for any reason, the persons designated on the accompanying form of proxy will vote in accordance with their judgment. We know of no reason why the nominees would not be able to serve if elected.

The following is a brief account of the business experience during the past five years of each of the Company’s directors and executive officers, including principal occupations and employment during that period and the name and principal business of any corporation or other organization in which such occupation and employment was carried on.

Name	Age	Position	Director Since

Michael Weinstein	78	Chairman of the Board and Chief Executive Officer	1983
Anthony J. Sirica	58	Director and Chief Financial Officer	2018
Vincent Pascal	78	Director and Chief Operating Officer and Senior Vice President	1985
Marcia Allen	71	Director	2003
Bruce R. Lewin	74	Director	2000
Steven Shulman	80	Director	2003
Arthur Stainman	79	Director	2004
Stephen Novick	81	Director	2005

Biographical Information

Michael Weinstein has been our Chief Executive Officer and a director since our inception in January 1983, was elected Chairman in 2004 and was President of the Company from January 1983 to September 2007. Mr. Weinstein is also an executive officer of each of our subsidiaries. Mr. Weinstein is an officer, director and 29.67% shareholder of RSWB Corp. and a director and 28% owner of BSWR Corp. (since 1998). Collectively, these companies operate two restaurants in New York City, and none of these companies is a parent, subsidiary or other affiliate of us. Mr. Weinstein spends substantially all of his business time on Company-related matters.

Anthony J. Sirica has been employed by us since September 2018 as Chief Financial Officer and was appointed to fill a vacancy on the Board of Directors as of such date. Prior to his appointment, Mr. Sirica served as the Managing Member of Forum Consulting, LLC (“Forum”), since February 2006. Forum was a New York-based management advisory services firm that provided accounting and financial consulting services and corporate governance support primarily to issuers registered with the Securities and Exchange Commission (“SEC”) in the Tri-State area, including Ark Restaurants Corp. Prior to his tenure at Forum, Mr. Sirica served in various capacities with the international accounting firm of BDO Seidman, LLP, including the National Business Line Leader of their risk consulting division and Audit Partner. Mr. Sirica is a certified public accountant.

Vincent Pascal has been employed by us since 1983 and was elected Vice President, Assistant Secretary and a director in 1985. Mr. Pascal became a Senior Vice President in 2001 and Chief Operating Officer in 2011.

Marcia Allen was elected a director of the Company in 2003. Since 2008, Ms. Allen has been the Chief Executive Officer of Allen & Associates Inc., a business and acquisition consulting firm. Currently, Ms. Allen also serves on the Board of Directors of INmune Bio, Inc. (NASDAQ - INMB) and is a director of several private companies.

Bruce R. Lewin was elected a director of the Company in February 2000. Mr. Lewin was the President and a director of Continental Hosts, Ltd from August 2001 until its sale in 2018. He was also a founder and board member of Fuze Beverage, LLC. Mr. Lewin was formerly a director of the Bank of Great Neck (in New York), and a former director of the New York City Chapter of the New York State Restaurant Association. He has been owner and President of Bruce R. Lewin Fine Art since 1985.

Steven Shulman was elected a director of the Company in December 2003. During the past five years, Mr. Shulman has been the managing director of Hampton Group, a company engaged in the business of making private investments. Mr. Shulman also serves as a director of various private companies and as a strategic advisor to Ancoris Capital Partners.

Arthur Stainman was elected a director of the Company in 2004. As of January 1, 2021, Mr. Stainman is a limited partner of First Manhattan Co. of New York City, a money management firm. Prior to that he was a senior managing director at First Manhattan Co. of New York City and has over twenty years’ experience managing money for high-net-worth individuals. Mr. Stainman is a Trustee of Rider University and sits on the board of several New York based non-profits.

Stephen Novick was elected a director of the Company in 2005. Mr. Novick serves as Senior Advisor for the Andrea and Charles Bronfman Philanthropies, a private family foundation. From 1990 to 2004, Mr. Novick served as Chief Creative Officer of Grey Global Group, an advertising agency. Mr. Novick continues to serve as a consultant for Grey Global Group. Mr. Novick formerly a directors of Toll Brothers, Inc.

Director Diversity Matrix

Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	7	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiin or Pacific Islander	—	—	—	—
White	1	6	—	—
Two or more Races or Ethnicities	—	—	—	—
LGBTQ+	1
Did not disclose demographic background	1

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NAMED NOMINEE.

PROPOSAL 2:
APPROVAL OF THE ARK RESTAURANTS CORP. 2022 STOCK OPTION PLAN

Purpose and Effect of the Ark Restaurants Corp. 2022 Stock Option Plan (the "2022 Plan")

The Board has voted to terminate the 2016 Plan if our shareholders approve the adoption of the 2022 Plan. The effect of terminating the 2016 Plan and approving the 2022 Plan is as follows: (i) we will have the authority to issue options to purchase 500,000 shares of our common stock and (ii) all options previously issued under the 2016 Plan will remain outstanding in accordance with their terms.

Our 2016 Stock Option Plan (the "2016 Plan"), has 63,750 shares remaining for issuance. Additional information regarding securities issued and authorized under our stock option plans at October 2, 2021, is contained in the Company’s Form 10-K, filed with the Commission on December 21, 2021. We wish to be able to issue additional options to attract and retain qualified employees. Accordingly, the Board adopted the 2022 Stock Option Plan (the “2022 Plan”) effective January 29, 2022, subject to approval by our stockholders, pursuant to which we may issue options to acquire up to 500,000 shares of our common stock. The current market value of such common stock was $21.47 per share, as of January 28, 2022. The 2022 Plan is intended to encourage stock ownership by our directors, officers, and employees and thereby enhance their proprietary interest in the Company. The Company intends to file a Registration Statement on Form S-8 following the Meeting to register the options and underlying common stock issuable under the 2022 Plan.

The Company believes its long-term interests are best advanced by aligning the interests of its key employees, officers and non-employee directors with the interests of its stockholders. The Board of Directors recommends that the Company’s stockholders approve the 2022 Plan because it believes the Company’s ability to grant an appropriate number of options is crucial in allowing the Company to effectively compete for and appropriately motivate and reward executives. It is in the long-term interest of the Company and its stockholders to strengthen the ability to attract, motivate and retain employees, officers and directors, and to provide additional incentive for those persons through stock ownership and other incentives to improve financial performance, increase profits and strengthen the mutuality of interest between those persons and the Company’s stockholders.

A summary of the signification provisions of the 2022 Plan is set forth below. A complete copy of the 2022 Plan is attached as Annex A to this Proxy Statement and is incorporated by reference herein, and the following summary is qualified in its entirely by reference to the complete 2022 Plan.

Purpose

The purpose of the 2022 Plan is to advance our interests and our stockholders by providing an incentive to attract, retain and reward persons performing services for us and by motivating such persons to contribute to our growth and profitability.

Term of Plan

The 2022 Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of stock available for issuance under the 2022 Plan have been issued and all restrictions on such shares under the terms of the 2022 Plan and the agreements evidencing options granted under the 2022 Plan have lapsed. However, all options shall be granted, if at all, within ten (10) years from the earlier of the date the 2022 Plan is adopted by the Board or the date the 2022 Plan is duly approved by our stockholders.

Administration by the Compensation Committee of the Board

The 2022 Plan shall be administered by the Compensation Committee. The Compensation Committee shall have the power to:

•determine the persons to whom, and the time or times at which, options shall be granted and the number of shares of stock to be subject to each option;
•designate options as Incentive Stock Options or Nonstatutory Stock Options;
•determine the fair market value of shares of stock or other property;
•determine the terms, conditions and restrictions applicable to each option (which need not be identical) and any shares acquired upon the exercise thereof;

•approve one or more forms of option agreement;
•amend, modify, extend, cancel or renew any option or to waive any restrictions or conditions applicable to any option or any shares acquired upon the exercise thereof;
•accelerate, continue, extend or defer the exercisability of any option or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following an optionee’s termination of service with us;
•prescribe, amend or rescind rules, guidelines and policies relating to the 2022 Plan, or to adopt supplements to, or alternative versions of, the 2022 Plan; and
•correct any defect, supply any omission or reconcile any inconsistency in the 2022 Plan or any option agreement and to make all other determinations and take such other actions with respect to the 2022 Plan or any option as the Compensation Committee may deem advisable to the extent not inconsistent with the provisions of the 2022 Plan or applicable law.

Maximum Number of Shares Issuable

The maximum aggregate number of shares of stock that may be issued under the 2022 Plan shall be five hundred thousand (500,000) and shall consist of authorized but unissued or reacquired shares of stock or any combination thereof.

Persons Eligible for Options

Options may be granted only to our employees and directors and those of our subsidiaries. The Company and its subsidiaries employ approximately 2,000 persons and there are five independent directors eligible to participate in the 2022 Plan. Any person who is not an employee on the effective date of the grant of an option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective employee upon the condition that such person become an employee shall be deemed granted effective on the date such person commences service.

Fair Market Value Limitation

To the extent that options designated as Incentive Stock Options become exercisable by an optionee for the first time during any calendar year for stock having a fair market value greater than One Hundred Thousand Dollars ($100,000), the portions of such options which exceed such amount shall be treated as Nonstatutory Stock Options.

Terms and Conditions of Options

Options shall be evidenced by option agreements specifying the number of shares of stock covered thereby, in such form as the Board shall from time to time establish. No option or purported option shall be a valid and binding obligation of the Company unless evidenced by a fully executed option agreement. The exercise price for each option shall be established in the discretion of the Board; provided, however, that:

•the exercise price per share for an Incentive Stock Option shall be not less than the fair market value of a share of stock on the effective date of grant of the option; and
•the exercise price per share for a Nonstatutory Stock Option shall be not less than the fair market value of a share of stock on the effective date of grant of the option.

Exercisability and Term of Options

Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Board and set forth in the option agreement evidencing such option; provided, however, that:
•no option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such option; and
•no Option granted to a prospective employee or prospective director may become exercisable prior to the date on which such person commences service with us.

Transferability of Options

During the lifetime of the optionee, an option shall be exercisable only by the optionee or the optionee’s guardian or legal representative. No option shall be assignable or transferable by the optionee, except by will or by the laws of descent and distribution.

Termination or Amendment of Plan

The Board may terminate or amend the 2022 Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of our stockholders, there shall be (a) no increase in the maximum aggregate number of shares of stock that may be issued under the 2022 Plan, (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the 2022 Plan that would require approval of our stockholders under any applicable law, regulation or rule.

Stockholder Approval

The 2022 Plan must be approved by our stockholders within twelve (12) months of the date of adoption thereof by the Board.

U.S. Federal Income Tax Consequences

The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2022 Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code of 1986, including any applicable regulations and guidance thereunder (as amended, the "Code"), and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code of 1986 , including any applicable regulations and guidance thereunder and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of a Nonstatutory Stock Option where the option is granted with an exercise price equal to or greater than the fair market value of the underlying stock on the grant date. On exercise, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionee is employed by us or one of our affiliates, that income will be subject to withholding tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionee’s capital gain holding period for those shares will begin on that date. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionee.

Incentive Stock Options

The 2022 Plan provides for the grant of stock options that qualify as Incentive Stock Options as defined in Section 422 of the Code. Under Section 422 of the Code, an optionee generally is not subject to ordinary income tax upon the grant or exercise of an Incentive Stock Option. If the optionee holds a share received on exercise of an Incentive Stock Option for more than two years from the date the option was granted and more than one year from the date the option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss. If, however, an optionee disposes of a share acquired on exercise of an Incentive Stock Option before the end of the required holding period, which is referred to as a disqualifying disposition, the optionee generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the Incentive Stock Option was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an Incentive Stock Option exceeds the exercise price of that option generally will be an adjustment included in the optionee alternative minimum taxable income for the year in which the option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an Incentive Stock Option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an Incentive Stock Option or the disposition of a share acquired on exercise of an Incentive Stock Option after the required holding period. If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, subject to Section 162(m) of the Code and provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Section 409A

Option awards under the Plan are intended not to provide for the deferral of compensation for purposes of Code Section 409A, and the Plan and each Option Agreement shall be interpreted and administered consistent with this intent. The Committee may amend any Option Agreement as necessary to confirm that such award does not provide for a deferral of compensation for purposes of Code Section 409A. Neither the Company nor the Committee, nor any employee or officer of either, shall have any liability for any tax imposed on a Participant under Code Section 409A with respect to the Plan, and if any tax is imposed on a Participant, the Participant shall have no recourse against the Company or the Committee, or any employee or officer of either, for payment of any such tax.

New Plan Benefits

We have not approved any awards that are conditioned on stockholder approval of the 2022 Plan. We cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers and employees under the 2022 Plan. If the 2022 Plan had been in existence in fiscal 2021, we expect that our award grants for fiscal 2021 would not have been substantially different from those actually made in that year under the prior stock option plans.

Required Vote

The affirmative vote of holders of a majority of the shares of common stock present, in person or by proxy, at the Annual Meeting is required to approve the 2022 Plan pursuant to the following resolution:

“RESOLVED, that the Company’s 2022 Stock Option Plan be approved in the form annexed as Annex A to the Company’s
Proxy Statement dated March 15, 2022.”

Our Board of Directors believes that approval of Proposal No. 2 is in our best interests and the best interests of our stockholders for the reasons stated above. All members of our Board of Directors and all of the company’s executive officers are eligible to receive awards under our 2022 Plan and thus have a personal interest in the approval of Proposal No. 2.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ADOPTION OF THE ARK RESTAURANTS CORP. 2022 STOCK OPTION PLAN.

PROPOSAL 3:
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has recommended, and the Board of Directors has approved, the appointment of Cohn, an independent registered public accounting firm, to audit our financial statements for the 2022 fiscal year. A representative of Cohn is expected to attend the Meeting and will have an opportunity to make a statement if he or she so desires. He or she will also be available to respond to appropriate questions from our shareholders. For additional information regarding our relationship with Cohn, please see the “Audit Committee Report” below.

Although it is not required to submit this proposal to the shareholders for approval, the Board believes it is desirable that an expression of shareholder opinion be solicited and presents the selection of the independent registered public accounting firm to the shareholders for ratification. If the selection of Cohn is not ratified by shareholders, the Board of Directors will take that into consideration but does not intend to engage another firm. Even if the selection of Cohn is ratified by the shareholders, the Audit Committee in its discretion could decide to terminate the engagement of Cohn and engage another firm if the committee determines that this is necessary or desirable.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF COHNREZNICK LLP AS INDEPENDENT AUDITORS FOR THE COMPANY.

AUDIT COMMITTEE REPORT

The following report is not deemed to be “soliciting material” or to be “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 or the Exchange Act.

The Audit Committee evidenced its completion of and compliance with the duties and responsibilities set forth in the adopted Audit Committee Charter through a formal written report dated and executed as of December 21, 2021. A copy of that report is set forth below.

December 21, 2021

The Board of Directors
Ark Restaurants Corp.

Fellow Directors:

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Corporation’s financial reporting process. The Audit Committee conducted its oversight activities for Ark Restaurants Corp. and subsidiaries (“Ark”) in accordance with the duties and responsibilities outlined in the Audit Committee charter. The Audit Committee annually reviews the NASDAQ standard of independence for audit committees and its most recent review determined that the committee meets that standard.

Ark management is responsible for the preparation, consistency, integrity and fair presentation of the financial statements, accounting and financial reporting principles, systems of internal control, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Corporation’s independent auditors, CohnReznick LLP, are responsible for performing an independent audit of the financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the Unites States of America.

The Audit Committee, with the assistance and support of the Chief Financial Officer of Ark, has fulfilled its objectives, duties and responsibilities as stipulated in the audit committee charter and has provided adequate and appropriate independent oversight and monitoring of Ark’s systems of internal control for the fiscal year ended October 2, 2021.

These activities included, but were not limited to, the following significant accomplishments during the fiscal year ended October 2, 2021:

•Reviewed and discussed the audited financial statements with management and the external auditors.
•Received written disclosures and letter from the external auditors required by Independence Standards Board Standard No. 1, and discussed with the auditors their independence.

In reliance on the Committee’s review and discussions of the matters referred to above, the Audit Committee recommends the audited financial statements be included in Ark’s Annual Report on Form 10-K for the fiscal year ended October 2, 2021, for filing with the Securities and Exchange Commission.

Respectfully submitted,

Ark Restaurants Corp. Audit Committee
Bruce R. Lewin, Arthur Stainman and Marcia Allen

AUDIT FEES AND SERVICES

During fiscal 2020 and 2021, Cohn served as our independent auditors. The following table presents fees for professional audit services rendered by Cohn for the audit of our annual financial statements for the years ended October 3, 2020 and October 2, 2021, and fees for other services rendered by Cohn during those periods.

	2020	2021

Audit Fees	$292,250	$295,500
Audit Related Fees	36,250	26,250
Tax Fees	-	-
All Other Fees	-	-
Total	$328,500	$321,750

Audit Fees. Annual audit fees relate to services rendered in connection with the audit of our consolidated annual financial statements included in our Form 10-K and the quarterly reviews of financial statements included in our Forms 10-Q.

Audit Related Fees. Audit related services include fees for benefit plan audits and lease compliance audits.

Tax Fees. Tax services include fees for tax compliance, tax advice and tax planning.

All Other Fees: Includes other fees or expenses billed for other services not described above rendered to the Company by Cohn.

The Audit Committee considers whether the provision of these services is compatible with maintaining the auditor’s independence, and has determined such services for fiscal 2020 and 2021 were compatible.

We have been advised by Cohn that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in the Company or its subsidiaries.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditor. The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services provided by the independent auditor, as follows: on an ongoing basis, management communicates specific projects and categories of service for which the advance approval of the Audit Committee is requested, and the Audit Committee reviews these requests and advises management if the Committee approves the engagement of the independent auditor. On a periodic basis, management reports to the Audit Committee regarding the actual spending for such projects and services compared to the approved amounts. All audit-related fees, tax fees and all other fees were approved by the Audit Committee. The projects and categories of service are as follows:

Audit—Annual audit fees relate to services rendered in connection with the audit of our consolidated financial statements included in our Form 10-K and the quarterly reviews of financial statements included in our Forms 10-Q as well as fees for SEC registration services.

Audit Related Services—Audit related services include fees for benefit plan audits and lease compliance audits.

Tax—Tax services include fees for tax compliance, tax advice and tax planning.

All Other—Fees for all other services provided by Cohn.

EXECUTIVE COMPENSATION

The following table shows information concerning all compensation paid for services to the Company in all capacities during the fiscal years ended October 3, 2020 and October 2, 2021, as to the Chief Executive Officer (its “principal executive officer” or “PEO”) and each of the other two most highly compensated executive officers of the Company who served in such capacity at the end of the last two fiscal years (the “Named Executive Officers” or “NEOs”):

 SUMMARY COMPENSATION TABLE

Name and Principal Position(s)	Year	Salary ($)	Bonus ($)	Option Award ($)	All Other Compensation ($)	Total ($)
Michael Weinstein	2021	$818,998	$50,000	$-	$-	$868,998
Chief Executive Officer	2020	$726,664	$110,000	$-	$-	$836,664

Vincent Pascal
Senior Vice President and	2021	$390,927	$50,000	$-	$-	$440,927
Chief Operating Officer	2020	$351,962	$75,000	$-	$-	$426,962

Anthony J. Sirica	2021	$401,106	$100,000	$16,656	$-	$517,762
Chief Financial Officer	2020	$351,505	$75,000	$50,319	$-	$476,824

Paul Gordon	2021	$334,713	$50,000	$16,656	$-	$401,369
Senior Vice President	2020	$302,358	$75,000	$50,319	$-	$427,677

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information on the holdings of stock options by the CEO and NEOs as of October 2, 2021:

	Option Awards
(a)	(b)	(c)		(e)	(f)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date

Michael Weinstein	21,375	-		$22.50	06/09/24
Chief Executive Officer

Vincent Pascal	21,375	-		$22.50	06/09/24
Senior Vice President and
Chief Operating Officer

Anthony J. Sirica	20,000	-		$22.30	09/04/28
Chief Financial Officer	—	15,000	(1)	$21.90	02/03/30
	—	7,500	(2)	$10.65	11/19/20

Paul Gordon	19,500	-		$14.40	06/12/22
Senior Vice President	21,375	-		$22.50	06/09/24
	—	15,000	(1)	$21.90	02/03/30
	—	7,500	(2)	$10.65	11/19/20
__________________________________

(1)	These options vest as follows: (i) 50% on February 3, 2022 and (ii) 50% on February 3, 2024.
(2)	These options vest as follows: (i) 50% of November 19, 2022 and (ii) 50% on November 19, 2024.

DIRECTOR COMPENSATION

Compensation Paid to Directors in 2021

In fiscal 2021, Company paid a fee of $32,500 to each director who was not an officer of the Company; each director who was a full-time employee of the Company did not receive any director fees. In addition, in fiscal 2021, the independent director who served as chairman of the Audit Committee of the Board received an annual retainer fee of $10,000, the independent directors who served on the Audit, Compensation and Nominating and Corporate Governance Committees, respectively, including the chairman of the Audit Committee, received $1,500 for each meeting that they attended, and each member of the Board received an additional $1,500 for each Board meeting that they attended in excess of one per quarter, plus an additional $1,500 if such additional Board meeting attended exceeded four hours. The Company reimburses directors for out-of-pocket expenses incurred in connection with attending Board of Director and committee meetings.

In fiscal 2020, the Company did not pay its independent directors any fees for such service from March 2020 through the end of the fiscal year, as a result of the impacts of the COVID-19 pandemic on our business. Any fees paid by the Company to independent directors for such service in fiscal 2020 prior to March 2020 were paid substantially in accordance with the Company's prior practice, prorated as applicable.

Short-Selling, Hedging and Pledging Prohibitions

We do not permit our directors or executive officers to speculate in our common stock which includes, without limitation, "short-selling" and/or buying publicly traded options. We also do not permit our directors or executive officers to enter into hedging transactions with respect to their ownership of our common stock or to pledge any of our common stock.

Director Compensation Table

The following table summarizes the compensation earned by or paid to the Company’s non-employee directors from the Company for the year ended October 2, 2021.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total

Bruce Lewin (1)	$59,500	$4,442	$63,942
Steven Shulman (1) (2)	$38,500	$4,442	$42,942
Marcia Allen (1) (2)	$44,500	$4,442	$48,942
Arthur Stainman (1)	$46,000	$4,442	$50,442
Stephen Novick (1) (2)	$38,500	$4,442	$42,942

______________

(1)	Director has 5,000 currently exercisable options at an exercise price of $22.50 per share. In addition, Director has 6,000 currently unexercisable options at an exercise price of $21.90 per share.
(2)	Director has 5,000 currently exercisable options at an exercise price of $14.40 per share.

STOCK OWNERSHIP INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of January 18, 2022, with respect to the beneficial ownership of shares of our common stock owned by:

•Each of our directors, our CEO and the other NEOs;
•All directors and executive officers as a group; and
•Each person or entity who is known to us to be the beneficial owner of more than 5% of our common stock.

As of January 18, 2022, our outstanding equity securities consisted of 3,551,556 shares of common stock. The number of shares beneficially owned by each stockholder is determined under rules promulgated by the SEC and generally includes voting or investment power over the shares. The information does not necessarily indicate beneficial ownership for any other purpose. Under Securities and Exchange Commission (the “SEC”) rules, the number of shares of common stock deemed outstanding includes shares issuable upon the conversion of other securities, as well as the exercise of options or the settlement of restricted stock units held by the respective person or group that may be exercised or settled on or within 60 days of January 18, 2022. For purposes of calculating each person’s or group’s percentage ownership, shares of common stock issuable pursuant to stock options and restricted stock units that may be exercised or settled on or within 60 days of January 18, 2022 are included as outstanding and beneficially owned by that person or group but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		Percent of Class

Michael Weinstein	964,103	(3)	26.98%
Bruce R. Lewin	297,681	(4) (10)	8.37%
Vincent Pascal	48,333	(5)	1.35%
Steven Shulman	16,800	(6)	Less than 1%
Marcia Allen	10,000	(6)	Less than 1%
Paul Gordon	40,875	(7)	1.14%
Anthony J. Sirica	20,000	(8)	Less than 1%
Arthur Stainman	71,950	(9) (10)	2.02%
Stephen Novick	10,000	(6)	Less than 1%
All directors and officers as a group (nine persons)	1,479,742	(11)	40.05%

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		Percent of Class

Five (5%) Shareholders

FMR LLC	127,776	(12)	3.60%
82 Devonshire Street
Boston, MA 02109

Thomas A. Satterfield, Jr.	345,100	(13)	9.72%
2609 Caldwell Mill Lane
Birmingham, Alabama 35243

Dalton, Greiner, Hartman, Maher & Co. LLC	73,078	(14)	2.06%
565 Fifth Avenue
New York, NY 10017

_____________________________________________

(1)	Unless otherwise indicated, the address for each person is c/o Ark Restaurants Corp., 85 Fifth Avenue, New York, NY 10003.

(2)	Except to the extent otherwise indicated, to the best of the Company’s knowledge, each of the indicated persons exercises sole voting and investment power with respect to all shares beneficially owned by him, her or it.

(3)	Includes: a 50% interest (113,500 shares) held by Michael Weinstein in a limited liability company account maintained by his adult children; 4,200 shares held by The Weinstein Foundation for which Mr. Weinstein acts as trustee and has shared investment and voting power; and 21,375 shares issuable to Mr. Weinstein pursuant to stock options, all of which options are currently exercisable.

(4)	Includes 1,500 shares owned by Mr. Lewin in his Individual Retirement Account (“IRA”).

(5)	Includes 21,375 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement.

(6)	Includes 10,000 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement.

(7)	Includes 40,875 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy statement.

(8)	Includes 20,000 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement.

(9)	Includes 31,150 shares owned by Mr. Stainman’s spouse and 9,200 shares held by investment advisory clients of First Manhattan Co. (“FMC”), as to which FMC and Mr. Stainman, in his capacity as Managing Member of First Manhattan LLC, the sole general partner of FMC, share dispositive and voting power.

(10)	Includes 5,000 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement.

(11)	Includes 143,125 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement.

(12)	Based upon information set forth on Schedule 13G filed by FMR LLC (“FMR”) with the SEC on or about February 13, 2019. Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 127,776 shares of our common stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Abigail P. Johnson and FMR, through its control of Fidelity, and the funds each has sole power to dispose of the 127,776 shares owned by the funds. Members of the family of Edward C. Johnson 3d, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR representing 49% of the voting power of FMR. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR. Neither FMR nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds, which power resides with the funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the funds’ Boards of Trustees.

(13)	Based upon information set forth on Schedule 13G filed by Thomas A. Satterfield, Jr. (“Mr. Satterfield”) with the SEC on or about December 21, 2020 with respect to the beneficial ownership reported for Thomas A. Satterfield, Jr., 7,000 shares are held jointly with Mr. Satterfield’s spouse; 2,500 shares are held individually by Mr. Satterfield’s spouse in her individual capacity; 27,500 shares are held by Tomsat Investment & Trading Co., Inc., a corporation wholly owned by Mr. Satterfield and of which he serves as President; 115,000 shares are held by Caldwell Mill Opportunity Fund, a fund managed by an entity of which Mr. Satterfield owns a 50% interest and serves as Chief Investment Manager; and 1,000 shares are held by Riachuello Ranch, LLC, a closely held limited liability company in which Mr. Satterfield owns an approximately 11.1% interest and for which he serves as President. Additionally, Mr. Satterfield has limited powers of attorney for voting and disposition purposes with respect to the following shares: A.G. Family L.P. (117,000 shares); Thomas A. Satterfield, Sr. (17,000 shares); David A. Satterfield (4,500 shares); Parker Satterfield (950 shares); Jeanette Satterfield Kaiser (13,500 shares); Richard W. Kaiser (4,500 shares); Rita Phifer (5,000 shares); the Thaggard Marital Trust (800 shares); the Thaggard Family Trust (1,200 shares); Parker Little (150 shares); and Henry Beck (2,500 shares). These individuals and entities have the right to receive or the power to direct the receipt of the proceeds from the sale of their respective shares.

(14)	Based upon information set forth on Schedule 13G of Dalton, Greiner, Hartman, Maher & Co. LLC dated October 9, 2020 and subsequent publicly available information, this entity is the beneficial owner of 73,078 shares of common stock. The entity is a registered investment adviser. The Schedule 13G was signed by Audrey Niesen CFO/COO.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NASDAQ Capital Market. Officers, directors and greater than ten percent shareholders are required by the Commission’s regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

Based solely on the Company’s review of the copies of such forms it has received, and in reliance upon written representations by or on behalf of our directors and officers, the Company believes that all of its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 2021, except that in fiscal 2021 Anthony J. Sirica filed a late Form 4 to report options granted to him on November 19, 2020, Steven Shulman filed a late Form 4 to report the sale of securities on October 14, 2020 and December 11, 2020, and certain other directors may not have filed a Form 4 to report options granted to them on November 19, 2020 and/or subsequent option exercises. The Company expects that such other directors will file a late Form 4 to report the same. The lapsed filings were due to administrative oversight in the Company’s stock administration procedures, which procedures the Company intends to strengthen.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following section sets forth certain required information regarding transactions or proposed transactions between the Company and certain related persons for the last two completed fiscal years.

For information on the compensation received by our directors and executive officers of the Company during the 2021 fiscal year, and the beneficial ownership of equity securities of the Company of such individuals, see the “Security Ownership of Certain Beneficial Owners and Management” and “Executive Compensation” sections.

ADDITIONAL INFORMATION

“Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement and annual report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders.

Once you have received notice from your broker or us that each of us will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify us by sending a written request to Ark Restaurants Corp., Attention Treasurer, 85 Fifth Avenue, New York, NY 10003.

Other Matters

The Board is not aware of any business to be presented at the Meeting, other than the matters set forth in the notice of Meeting and described in this Proxy Statement. If any other business does lawfully come before the Meeting, it is the intention of the persons named as proxies or agents in the enclosed proxy card to vote on such other business in accordance with their judgment.

Annual Report

This proxy solicitation material has been mailed with the annual report to shareholders for the fiscal year ended October 2, 2021; however, it is not intended that the annual report for fiscal year 2021 be a part of the proxy statement or this solicitation of proxies.

Shareholders are respectfully urged to complete, sign, date and return the accompanying form of proxy in the enclosed envelope.

ARK RESTAURANTS CORP.

By Order of the Board of Directors,

Anthony J. Sirica
Chief Financial Officer

New York, New York
February 4, 2022

The Proxy Statement and our 2020 Annual Report to Shareholders are available at: http://www.cstproxy.com/arkrestaurants/2021

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

D30108-P48364

ARK RESTAURANTS CORP.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS

March 16, 2021

THE UNDERSIGNED, revoking all previous proxies, hereby appoints MICHAEL WEINSTEIN, ANTHONY J. SIRICA and VINCENT PASCAL, or any of them as attorneys, agents and proxies with power of substitution, and with all powers the undersigned would possess if personally present, to vote all shares of Common Stock of ARK RESTAURANTS CORP. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held virtually only on March 16, 2021 at 10:00 A.M. Eastern Time via a live webcast accessible at www.virtualshareholdermeeting.com/ARKR2021, and at all adjournments thereof.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)